


                                   APPENDIX I

Trust                          Series                                                                Effective Date
Colonial Trust I               Colonial High Yield Securities Fund                                          11/1/91
                               Colonial Income Fund                                                          5/1/92
                               Colonial Strategic Income Fund                                                5/1/92
                               Stein Roe Advisor Tax-Managed Growth Fund                                   12/30/96

Colonial Trust II              Colonial Intermediate U.S. Government Fund                                   2/14/92
                               Colonial Short Duration U.S. Government Fund                                 10/1/92
                               Newport Tiger Cub Fund                                                        6/3/96
                               Newport Japan Opportunities Fund                                              6/3/96
                               Newport Greater China Fund                                                   5/12/97

Colonial Trust III             Colonial Select Value Fund                                                   11/1/91
                               The Colonial Fund                                                            2/14/92
                               Colonial Federal Securities Fund                                             2/14/92
                               Colonial Global Equity Fund                                                  2/14/92
                               Colonial International Horizons Fund                                         2/14/92
                               Colonial Strategic Balanced Fund                                              9/1/94
                               Crabbe Huson Small Cap Fund                                                 10/19/98
                               Crabbe Huson Equity Fund                                                    10/19/98
                               Crabbe Huson Real Estate Investment Fund                                    10/19/98
                               Crabbe Huson Managed Income & Equity Fund                                   10/19/98
                               Crabbe Huson Oregon Tax-Free Fund                                           10/19/98
                               Crabbe Huson Contrarian Income Fund                                         10/19/98
                               Crabbe Huson Contrarian Fund                                                 12/1/98
                               The Crabbe Huson Special Fund                                               12/22/98

Colonial Trust IV              Colonial High Yield Municipal Fund                                            6/5/92
                               Colonial Intermediate Tax-Exempt Fund                                       12/18/92
                               Colonial Tax-Exempt Fund                                                     11/1/91
                               Colonial Tax-Exempt Insured Fund                                             11/1/91
                               Colonial Utilities Fund                                                      2/14/92

Colonial Trust V               Colonial Massachusetts Tax-Exempt Fund                                       11/1/91
                               Colonial Connecticut Tax-Exempt Fund                                         11/1/91
                               Colonial California Tax-Exempt Fund                                           8/3/92
                               Colonial Michigan Tax-Exempt Fund                                             8/3/92
                               Colonial Minnesota Tax-Exempt Fund                                            8/3/92
                               Colonial New York Tax-Exempt Fund                                             8/3/92
                               Colonial North Carolina Tax-Exempt Fund                                       8/6/93
                               Colonial Ohio Tax-Exempt Fund                                                 8/3/92
                               Colonial Florida Tax-Exempt Fund                                             1/13/93

Colonial Trust VI              Colonial U.S. Growth & Income Fund                                            7/1/92
                               Colonial Small Cap Value Fund                                                11/2/92
                               Colonial Aggressive Growth Fund                                              3/31/96
                               Colonial Value Fund                                                          3/31/96
                               Colonial International Equity Fund                                           3/31/96
                               Newport Asia Pacific Fund                                                    8/25/98

Colonial Trust VII             Newport Tiger Fund                                                            5/1/95
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By:
     , Controller

By:
     , Senior Vice President
      Colonial Management Associates, Inc.

Dated: December 23, 1998